UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

MEDICAL EXERCISE INC.

(Exact name of Registrant as specified in its charter)

Florida	93-3572456
(State of Incorporation)	(I.R.S. Employer Identification No.)

11951 US-1, Suite 105 North Palm Beach FL	33408
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered
None	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: No. 333-284522

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, NO PAR VALUE

(Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Common Stock of the Company is set forth in the Company’s Registration Statement on Form S-1 (File No. 333-284522) filed with the Securities and Exchange Commission on January 27, 2025, as amended (the “Registration Statement”), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2. Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation (1)
3.2	By-Laws (2)

(1)	Incorporated herein by reference from Exhibit 3.1 of the Registration Statement.
(2)	Incorporated herein by reference from Exhibit 3.2 of the Registration Statement.

SIGNATURES

In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 30th day of April, 2025.

MEDICAL EXERCISE INC.

By:	/s/ Matt Degelman
Matt Degelman
President

2